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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 2, 2001


                           WESTERN DIGITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                   001-08703              95-264-7125
 (State or Other Jurisdiction        (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)


          20511 Lake Forest Drive
          Lake Forest, California                           92630
   (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (949) 672-7000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit     Description
--------    ---------------
99.1        Investor Presentation dated January 31, 2001 - February 2, 2001


ITEM 9. REGULATION FD DISCLOSURE.


Attached hereto as Exhibit 99.1 is a copy of an Investor Presentation of Western Digital Corporation dated January 31, 2001 - February 2, 2001, revised as of February 5, 2001.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  February 5, 2001


                                      WESTERN DIGITAL CORPORATION

                                      By: /s/ Michael A. Cornelius
                                          -----------------------------------
                                          Michael A. Cornelius
                                          Vice President Law and Administration
                                          and Secretary